GATEWAY FUND PROFILE SHEET
December 31, 2006

FUND FACTS

FUND INCEPTION	12/7/77	INVESTMENT STYLE	Broadly diversified equity portfolio
TICKER SYMBOL	GATEX		with an actively managed option
CUSIP NUMBER	367-829-207		hedging strategy to reduce volatility
CATEGORY	Hedged Equity	FRONT-END LOAD	None
GATEWAY FUND ASSETS	$3.3 billion	BACK-END LOAD	None
MINIMUM INITIAL PURCHASE	$1,000	REDEMPTION FEE	None
EXPENSE RATIO	0.95%	12b-1FEE	0.50%
CO-MANAGER & TENURE	J. Patrick Rogers (Since 1994)	ADVISER	Gateway Investment Advisers, L.P.
CO-MANAGER & TENURE	Paul R. Stewart (Since 2006)	TOTAL ASSETS UNDER MANAGEMENT	$6.9 billion

CO-PORTFOLIO MANAGER PROFILES

Patrick Rogers, CFA, is co-portfolio manager of the Gateway Fund. He served as sole portfolio manager of the Fund from 1997 to December 2006 and as co-portfolio manager from 1994 to 1997. He joined Gateway Investment Advisers, Inc., general partner of Gateway Investment Advisers, L.P., in 1989 and has been its president and a member of its board of directors since 1995. He is also president of Gateway Investment Advisers, L.P. and has been chief executive officer since 2006.

Paul Stewart, CFA, has been co-portfolio manager of the Gateway Fund since December 2006. He joined Gateway Investment Advisers, L.P. in 1995, serving as chief financial officer of the firm through 2003, and is currently chief investment officer and senior vice president.

OBJECTIVE

To capture the majority of the higher returns associated with equity market investments while exposing investors to significantly less risk than other equity investments. The Fund undertakes active measures to reduce equity volatility while investing almost all of its assets in equities. The Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

WHO IS GATEWAY?

Gateway Investment Advisers, L.P. began offering option hedging programs in 1977. Noted for its success in hedging client portfolios in October 1987, the firm extended its hedging strategy to its flagship mutual fund, the Gateway Fund, in January 1988.

HOW THE GATEWAY FUND DELIVERS

Option markets offer two hedging vehicles. Simplest is a put option. The buyer of a put option earns a profit if the value of the stock declines below the “strike price” of the put. Put options reduce the exposure of the portfolio to catastrophic market sell-offs. The cost of the put is called a premium. The second hedging vehicle is the call option. A call option gives the buyer the right to purchase stock at the predetermined strike price, again for a premium. The hedging benefit of the call option accrues to the seller who receives the cash premium. Option premium levels are directly related to stock market volatility.

The Gateway Fund combines both of the option market’s hedging vehicles into an effective strategy. The Fund sells index call options against its broadly diversified stock portfolio. The call options are generally sold with strike prices near the current level of the market, while put options are purchased below the level of the market, combining to produce a positive cash flow. The resulting investment — equity plus options — exhibits volatility of returns similar to many bond funds and low downside exposure. From January 1, 1988 to December 31, 2006, the Gateway Fund’s standard deviation was 6.33% and the Fund had fewer negative quarters than both the Lehman Brothers U.S. Intermediate Government/Credit Bond Index and the S&P 500 Index: (nine for the Gateway Fund versus sixteen for Lehman Brothers U.S. Intermediate Government/Credit Bond Index and nineteen for the S&P 500 Index).

WHERE IT FITS

The Gateway Fund should be considered as a core asset by investors seeking to earn consistently higher returns than short-to-intermediate bonds over the long term while maintaining a lower risk profile than equities. The Gateway Fund creates a new asset class for investors — supplementing the traditional cash, bonds and stock segmentation. Since January 1, 1988, the cumulative return for the Gateway Fund has outperformed the Lehman Brothers U. S. Intermediate Government/Credit Bond Index while its returns have been only slightly more volatile. The Gateway Fund’s returns have tended to rise and fall when the equity market rises and falls, but on average less than one-half as much.

Visit our website at www.gatewayfund.com	continued on back

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

GATEWAY FUND PROFILE SHEET

(CONTINUED)

RISK/REWARD ANALYSIS
JANUARY 1, 1988 - DECEMBER 31, 2006

STOCK/BOND COMPARISON
(ANNUALIZED)

	Citigroup	Lehman Bros.		Lehman Bros.
	One-Month	U.S. Int.	Gateway	U.S. Long
	Treasury Bill	Gvt/Credit	Fund	Gvt/Credit	S&P 500
	Index	Bond Index	(GATEX)	Index	Index
Return	4.30%	7.02%	9.08%	9.13%	12.16%
Risk	0.93%	3.73%	6.33%	7.76%	14.50%

ANNUAL RETURNS

		Lehman Bros.
	Gateway	U.S. Intermediate
	Fund	Gvt/Credit	S&P 500
	(GATEX)	Bond Index	Index
1988	19.77%	6.67%	16.61%
1989	19.45%	12.77%	31.69%
1990	10.26%	9.16%	-3.11%
1991	17.79%	14.62%	30.47%
1992	5.14%	7.17%	7.62%
1993	7.40%	8.79%	10.08%
1994	5.57%	-1.93%	1.32%
1995	11.04%	15.33%	37.58%
1996	10.53%	4.05%	22.96%
1997	12.35%	7.87%	33.36%
1998	12.26%	8.43%	28.57%
1999	12.97%	0.39%	21.05%
2000	6.61%	10.10%	-9.11%
2001	-3.53%	8.98%	-11.88%
2002	-4.86%	9.82%	-22.10%
2003	11.61%	4.30%	28.69%
2004	6.95%	3.04%	10.87%
2005	4.66%	1.57%	4.89%
2006	10.14%	4.07%	15.60%

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006

One Year	10.14%
Three Years	7.23%
Five Years	5.54%
Ten Years	6.73%
Since January 1, 1988	9.08%

NUMBER OF NEGATIVE QUARTERS
JANUARY 1, 1988 - DECEMBER 31, 2006

	Number of
	Negative	Worst
	Quarters	Negative
	Out of 76	Quarter

Lehman Bros. U.S. Intermediate
Gvt/Credit Bond Index	16	-2.52%

Lehman Bros. U.S. Long
Gvt/Credit Index	23	-6.06%

Gateway Fund (GATEX)	9	-8.49%

S&P 500 Index	19	-17.28%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

The Lehman Brothers U. S. Long Government/Credit Bond Index is the long component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of more than ten years.

The Citigroup One-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Index consists of the last one-month issue. Returns for this index are calculated on a monthly basis only.

Data Source: Gateway Investment Advisers, L.P. and Thomson Financial Inc.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441